JULY 2025 Committed to Maximizing Value for All Shareholders

2 Premier Outpatient Medical Portfolio Overlake Medical Pavilion Seattle, WA 2100 Church Street Nashville, TN East Pavilion Seattle, WA St Anthony’s Plaza III Denver, CO Baylor All Saints I Fort Worth, TX Morehead Medical Pavilion Charlotte, NC McAuley Medical Center Phoenix, AZ North Cypress I Houston, TX WakeMed Medical Park Raleigh, NC Plano Pavilion Dallas, TX

Strong 2Q Performance & Increased 2025 Guidance

Collaborative Team Focus Driving Operational and Earnings Improvements

Quarterly Highlights

- ✓ NFFO and FAD per share sequentially improved by $0.02 and $0.04, respectively
- ✓ 2nd highest new leasing quarter in last 3 years
- ✓ ~$900M of asset sales completed or under contract / LOI year-to-date
- ✓ Extended weighted average debt maturity through revolver recast and term loan extensions to create financial flexibility

Revised 2025 Guidance

- ✓ Raised NFFO guidance range by $0.01, to $1.57 - $1.61 per share

Key Operating and Financial Metrics

Sequential Improvement Across All Key Metrics

	2Q'25	Sequential Δ
NFFO / Share	$0.41 / share	+$0.02
FAD / Share	$0.33 / share	+$0.04
New Leasing SF (1)	452K SF	+82K SF
SS Occupancy (2)	90.0%	+0.4%
SS Cash NOI Growth	5.1%	+2.8%
Net Debt / EBITDA (3)	6.0x	(0.1x)

Note: For a reconciliation of the non-GAAP measures referenced herein to the most directly comparable GAAP measures, please see the Company's Supplemental report for the quarter ended June 30, 2025

(1) Based on executed leases

(2) Reflects end of period same store occupancy

(3) Utilizes carrying value of debt in the calculation of net debt; for more information on the Company's calculation of leverage, please see the Company's 2Q 2025 Supplemental report for the quarter ended June 30, 2025

3

Assessment of Situation

5 Overall Assessment Healthcare Realty 1.0 | Transaction Oriented Healthcare Realty 2.0 | Operations Oriented  Lack of executive stewardship  Bloated cost structure  Primary focus on investments and development  Poor capital allocation  Underwhelming operating metrics  High leverage  Unfunded dividend ✓ Revamped Board and new CEO and CFO ✓ Right-sizing G&A and platform savings ✓ Shifting focus to asset management ✓ Prioritizing highest ROI investments ✓ Repositioning portfolio to optimize and improve performance ✓ Reducing leverage and improving balance sheet flexibility ✓ Right-sizing dividend to reinvest in the portfolio Clear and purposeful changes are underway to improve operational performance, optimize the portfolio, re-establish credibility and maximize shareholder value Consistent underperformance has eroded trust and credibility in Healthcare Realty 1.0. We are implementing a complete overhaul of all facets of the organization

The Strategic Plan

Strategic Plan to Deliver Superior Returns 7 Decisive Actions Taken By New Leadership to Maximize Value for Shareholders ▪ New CEO and revamped Board of 7 highly qualified individuals with fresh perspectives and critical experience to support HR’s initiatives and focus on shareholder value Corporate Governance 1 ▪ Organizational restructuring to heighten focus, accountability and decision-making ▪ Leaner operations which will generate $10M+ of savings annually ▪ Right-sizing the dividend and utilizing excess free cash flow to accretively fund portfolio enhancements and repositioning in the near-term ▪ Opportunistically buy back stock when trading at a meaningful NAV discount ▪ Evaluate external growth opportunities over time when cost of capital allows ▪ Refocusing portfolio strategy to maximize earnings potential: – Stabilized portfolio (75%): Stabilized, high-quality assets located in top MSAs – Lease-Up portfolio (13%): High ROI capital investment opportunities to improve performance – Disposition portfolio (12%): Assets with suboptimal operating performance and limited upside The successful implementation of our Strategic Plan will reposition Healthcare Realty for accretive long-term growth & value creation to maximize shareholder value Organizational Platform Restructuring 2 Portfolio Optimization 3 Reprioritized Capital Allocation 4 ▪ Target mid-5x Net Debt / EBITDA and 5-year weighted average debt maturity resulting in a fortress balance sheet and significant financial flexibility Balance Sheet Management 5

1. Corporate Governance | New, Reconstituted Board of Directors

The Board is Committed to Further Enhance Shareholder Value

Thoughtful Construction of New Board

The go-forward Board will bring fresh perspectives while leveraging decades of critical industry experience to support shareholder value creation:

- ✓ **Fresh Perspectives:** Newly reconstituted Board reduced to 7 directors, with 5 of 7 directors appointed since 2024, and all directors appointed since 2020
- ✓ **Robust Expertise:** Revamped Board with key expertise, including significant industry, corporate strategy, capital allocation, financial, and corporate governance experience along with track records of creating shareholder value. 5 Board members have REIT CEO experience
- ✓ **Independent and Focused:** 6 out of 7 members are independent, and the Board includes 3 directors appointed with the support of Starboard Value

Our Directors Possess the Key Skills to Drive Value

'25



Peter Scott

Strategic Financial Leader with Portfolio Revitalization Experience

'24



Thomas Bohjalian

Proven Real Estate Investor with $40B Portfolio Management Experience

'24



Glenn Rufrano

35+ Years Expertise in Public and Private Real Estate Transformation

Supported By: Starboard Value

'24



David Henry

Veteran Real Estate Executive with Decades of Capital Markets Leadership

Supported By: Starboard Value

'24



Donald Wood

Extensive Financial Leadership and Industry Governance Expertise

Supported By: Starboard Value

'22



Connie Moore

Seasoned Chief Executive Possessing Relevant REIT Leadership and Insights

'20



Jay Leupp

Risk Management and Financial Expert with Deep Real Estate Knowledge

The Board was heavily involved and supportive of the Strategic Plan

8

2. Platform Restructuring | Creation of Asset Management Platform

On-the-Ground and Accountable Asset Management Platform Empowered to Drive ROI Across the Portfolio

Healthcare Realty 1.0 | National

Total Platform: 410 | **Leadership:** 27 Employees



COO
Separate functions
Leasing
Operations
SVP
National Directors
x 2
Directors
x 12
SVP
National Directors
x 2
Directors
x 9
Property Managers

- ✕ Siloed property management and leasing with limited interactions
- ✕ Excessive layers of management
- ✕ Not enough empowerment or accountability
- ✕ Poor development of tenant relationships

Healthcare Realty 2.0 | Localized

Total Platform: ~350 | **Leadership:** ~20 Employees



COO
x 2
Division Leads
Integrated functions
x 6
Asset Managers
Leasing
Property Managers

Hired Tony Acevedo and Glenn Preston with 16 and 25 years of Outpatient Medical experience, respectively

- ✓ Integrated asset management approach
- ✓ Operations and leasing execution as a team
- ✓ Accountability closer to real estate to drive better results
- ✓ Emphasis on developing tenant relationships
- ✓ Cost savings

New Asset Management structure will drive meaningful cost savings and promote incremental accountability at the asset level between operations and leasing teams that will encourage better / stickier tenant relationships

9

16% 28% 35% 38% 47% 48% 51% 52% 66% 82% Banner HCA Common Spirit Ascenscion UW Medicine Multicare BSW Advent Health Wellstar Advocate 2. Platform Restructuring | Enhancing Health System Relationships 10 More Direct Engagement With Hospital CEOs and Local Real Estate Teams Healthcare Realty 1.0 Select Top Investment Grade Health System Relationships 45% Avg. Upside Opportunity Total SF (1) ✓ Direct, coordinated, prioritized focus to ensure consistently strong relationships with health systems ✓ Asset manager owns local relationship with assistance at the leadership level ✓ Strong relationships lead to long-term acquisition and development opportunities  Indirect, uncoordinated focus has led to mixed quality of relationships with health systems  Limited interaction with local real estate teams  Disproportionate focus on acquisitions / development and little importance assigned to the relationship Healthcare Realty 2.0 Improving health system relationships will drive better leasing results and off-market opportunities for growth % Directly Leased (1) Total square footage affiliated with each health system 1.1M 0.9M 0.8M 2.1M 0.5M 0.6M 2.1M 2.1M 2.9M 0.8M

0.51% 0.42% 0.48% HR 1.0 HR 2.0 Peers ~$55M ~$45M ($10M) 2025 G&A Baseline G&A Savings Opportunity New Run-Rate G&A 2. Platform Restructuring | G&A Efficiencies 11 Rapid Enhancements to Streamline Corporate Overhead • $10M of target G&A reduction with 100% already identified – including headcount savings, Board reduction, office expense savings, etc. • ~$5M expected reduction in 2025; remainder expected in 2026 G&A Expense G&A as % of EV (1) Based on 2025 G&A baseline (2) Based on 2025 new run-rate G&A (3) Represents 1Q’25 LQA G&A as a % of enterprise value; simple average of select healthcare peers with >$10B enterprise value including ARE, DOC, OHI, VTR, WELL; Source: Company Filings, Capital IQ as of 7/29/25 Healthcare Realty 2.0 G&A Savings Identified G&A efficiencies to bring HR in line with peers, improve margins, and create long-term shareholder value (1) (2) (3)

3. Portfolio Optimization | Assessment of Existing Assets

Segmented all ~650 Assets into Three Distinct Buckets Following Thorough Assessment of Portfolio

Portfolio Breakdown	Stabilized Portfolio [1] ~75% of total portfolio [2]	Lease-Up Portfolio [1] ~13% of total portfolio [2]	Disposition Portfolio [1] ~12% of total portfolio [2]
Description	*Stabilized, high quality assets located in top MSAs with healthy operating performance*	*High ROI capital investment opportunities to bring occupancy in line with Stabilized portfolio*	*Assets with suboptimal operating performance, limited upside, and capex needs*
Strong Operating Performance	✓	✗	✗
Positive Demographics	✓	✓	✗
Ability to Achieve Upside	✓	✓	✗
# Assets	~470	~95	~85
SF	~26M	~7M	~6M
Occupancy	~95%	~70%	~80%
NOI	~$550M	~$90M	~$85M
Portfolio Optimization Approach	Continue to employ active asset management to maintain high occupancy through tenant retention and maximize lease economics	Execute Ready-to-Occupy (RTO) or Redevelopment plan to improve occupancy, leasing, and NOI	Evaluated go-forward opportunity overlap with priority markets and ability to maximize value. Concluded disposition is optimal outcome for shareholder value

(1) Shows approximate figures of portfolio metrics, includes held for sale and disposed assets and excludes developments; disposition portfolio includes assets sold in 1H 2025
(2) Based on TTM NOI

12

3. Portfolio Optimization | Stabilized Portfolio

Favorable Demographics Coupled with Strong Health System Relationships Driving Robust Operating Performance

Stabilized Portfolio Key Statistics

~95% Occupancy	$22 Net Rent PSF (1)(2)
8 WALT (2)	65% NOI Margin
~3% Average Rent Escalators (2)	3.0% 10-mile Population Growth (2)(3)
~90% In Top 50 MSAs (2)	>80% Investment Grade Tenants (4)


One Scottsdale
Phoenix, AZ


Kennestone Physicians Center I
Atlanta, GA


Pineville Medical Plaza
Charlotte, NC

Stabilized portfolio is concentrated in markets with demographic tailwinds that drive demand for Outpatient Medical services and support the needs of growing health systems

(1) Based on NOI per occupied square foot
(2) Weighted average based on Occupied GLA; WALT shown in years
(3) Based on 5-year (2024 – 2029) projected population growth on a 10-mile radial distance per asset; weighted average based on Occupied GLA; Source: Claritas
(4) Based on Anchored Health System; weighted by TTM NOI

13

3. Portfolio Optimization | Lease-Up Portfolio

Lease-Up Portfolio is Concentrated in Priority Markets With Significant Occupancy Upside Through ROI-Focused Investments

Lease-Up Overview [1]

~95 *Assets*

~$90M *NOI*



~15% Existing Redevelopment
~10% Future Redevelopment
~75% Ready-To-Occupy (2)

Portfolio Geographic Comparison



Priority Markets
Lease-Up Portfolio

Lease-up opportunity creates additional value through targeted capital investments to unlock up to ~$50M in incremental NOI across priority markets

(1) Percentages based on asset count
(2) Defined as underutilized spaces in their current condition with significant value uplift through capital investments

14

3. Portfolio Optimization | Lease-Up Portfolio

Strategic Investment in Lease-Up Portfolio Unlocks Up to $50M of NOI Upside Over Time

Operational Upside [1]

- Meaningful opportunity to generate upside in under-managed assets in the Lease-Up portfolio by increasing occupancy and rents
- Expected to generate up to $50M of incremental NOI and improve NOI margins over the next several years



Occupancy
~70%
~90%
Current
Pro Forma
Net Rent PSF(2)
$18
$22
Current
Pro Forma
Net Operating Income
~$90M
~$140M
Current
Pro Forma
NOI Margin
55%
~65%
Current
Pro Forma

New Asset Management platform with geographic concentration and revamped portfolio strategy creates opportunity to harvest the upside in the Lease-Up portfolio

(1) Upside estimates shown are expected to be realized over time
(2) Based on NOI per occupied square foot

15

3. Portfolio Optimization | Disposition Portfolio

Significant Progress on $1.2B of Dispositions Has Already Been Achieved

Disposition Overview

~85	~$1.2B	~7%
Assets	*Dispositions*	*Cap Rate* (1)



~$200M Closed
~$700M Under Contract or LOI
~$300M Marketing or Active Discussions

Portfolio Geographic Comparison



Priority Markets
Disposition Properties

- Plan considers fully exiting 17 non-priority markets
- Opportunistically executing on sales within priority markets to maximize value

Clear line of sight into near-term strategic dispositions creating a high-quality go-forward portfolio in highly attractive markets

(1) Based on LQA NOI at time of sale

16

3. Portfolio Optimization | Stabilized Portfolio vs. Disposition Portfolio

Strategic Dispositions Significantly Improve Portfolio Quality Across All Key Metrics

Improved Portfolio Quality

Disposition portfolio operating performance lags Stabilized portfolio across all KPIs including occupancy, and NOI margin, with future capital investments expected to have low returns



Occupancy
~80%
~95%
Disposition Portfolio
Stabilized Portfolio
NOI Margin
58%
65%
Disposition Portfolio
Stabilized Portfolio
NOI Growth (1)
(2%)
5%
Disposition Portfolio
Stabilized Portfolio

Better Market Demographics

Disposition assets are predominantly located in demographically weak markets — limiting future leasing and growth potential



10-mile Population Growth (2)
1.8%
3.0%
Disposition Portfolio
Stabilized Portfolio
Market Rent Growth (3)
1.6%
2.2%
Disposition Portfolio
Stabilized Portfolio
Concentration in Priority Markets (4)
~20%
~70%
Disposition Portfolio
Stabilized Portfolio

Exiting these underperforming assets will improve overall asset quality and bring the geographic strategy into focus, enabling the asset management team to prioritize the right markets and the right assets

(1) Represents CAGR from 2Q'23 annualized NOI to 2Q'25 annualized NOI
(2) Based on 5-year (2024 – 2029) projected population growth on a 10-mile radial distance per asset; weighted average based on Occupied GLA; Source: Claritas
(3) Represents 2017 - 2024 historical rent growth CAGR per market; Weighted average based on Occupied GLA; Source: RevistaMed
(4) Priority markets include: Atlanta, GA; Austin, TX; Baltimore, MD; Boston, MA; Charlotte, NC; Dallas, TX; Denver, CO; Houston, TX; Los Angeles, CA; Miami, FL; Nashville, TN; Orlando, FL; Phoenix, AZ; Raleigh, NC; San Antonio, TX; Seattle, WA; Tampa, FL; Washington, DC

17

3. Portfolio Optimization | The End Result

Clear Value Creation Through Strategic Lease-Up and Dispositions Opportunity

Portfolio Statistics

~565
Assets

~33M
SF

~90%
In Top 50 MSAs (1)

Occupancy

Portfolio optimization is expected to drive around 400-500 bps of occupancy gain over the next several years



~88%
~2%
~2% - 3%
92% - 93%
Total Portfolio Prior to Optimization
Sale of Disposition Portfolio
Lease-Up Opportunity
Total Portfolio After Optimization

NOI Margin

Portfolio optimization is expected to drive around 200-300 bps of NOI margin improvement over the next several years



~63%
~1%
~2%
65% - 66%
Total Portfolio Prior to Optimization
Sale of Disposition Portfolio
Lease-Up Opportunity
Total Portfolio After Optimization

The portfolio optimization strategy will enhance occupancy and margin, improve NOI growth profile, sharpen geographic focus, and empower asset management and leasing teams to unlock operational gains to drive shareholder value

(1) Weighted average based on GLA

18

4. Reprioritized Capital Allocation | Targeting High ROI Opportunities

Prudent Allocation of Capital Towards Highest and Best Return Opportunities

Priority	Category	Opportunities	Yield	Description
Near Term Priority	Internal Investment of Retained Earnings	Ready to Occupy "Spec" Suites	**~15%** IRR	▪ Strategic investment of TIs in vacant suites to drive leasing
		Redevelopment	**9.0-12.0%** Incremental yield on cost	▪ Strategic investment of capital into assets to drive significant economic upside
	Opportunistic	Share Repurchase	**Variable**	▪ Selectively considered when stock is trading at a material discount to NAV
	External Capital Allocation	Joint Venture Transactions	**7.5%+** All-in yield	▪ Strategic acquisitions alongside existing institutional joint venture partners
		Development	**7.0-8.5%** Stabilized cap rate	▪ Ground-up development typically 50%+ pre-leased to health systems
Longer Term Priority		Acquisitions	**6.2-6.8%** Going-in cap rate	▪ Access the $10B - $15B of annual aggregate Outpatient Medical investment sales volume in the industry

Reprioritized capital allocation strategy focused on identifying the most accretive sources and uses of capital to preserve and drive shareholder value

19

4. Reprioritized Capital Allocation | Ready-to-Occupy Program

Embedded Growth Opportunities Through Focused Capital Investment into Underutilized Spaces

Expected Spend and Returns

~15%
IRR

$75 - $150
TI PSF

2,500 SF
Avg. Suite Size

$23 - $28
Net Rent PSF

7+ Years
Lease Term

Ready-to-Occupy (RTO) Examples

Spaces were previously unoccupied and unleasable in their prior condition. The RTO Program creates significant value uplift through tactical allocation of capital towards revitalizing and enhancing usability of spaces

411 North Washington (Dallas)





300 Ashville (Raleigh)





20

Reinvesting capital into the existing portfolio to unlock leasing and occupancy gains by modernizing assets and aligning them more closely with evolving tenant needs 4. Reprioritized Capital Allocation | Redevelopment Program 21 $10M - $20M Avg. Investment per Asset 7+ Years Lease Term 9% - 12%+ Incremental Yield on Cost High $20s Net Rent PSF Re-Investment of Capital into Lease-Up Assets that Have Strong Repositioning Potential Given Underlying Demand Drivers Redevelopment Examples 9920 and 9930 Kincey Ave (Charlotte) Expected Spend and Returns North Cypress I & II (Houston)

4. Reprioritized Capital Allocation | Redevelopment Deep Dive 22 Example of Successful Redevelopment with 222 Westchester Ave: $20M Investment with 10% Incremental Yield on Cost Occupancy Anchor Tenant Montefiore / White Plains Hospital Rent PSF NOI Before After Impact Before After 58% 12K SF 19% Total $23.00 NNN $0.5M 100% 37K SF 57% Total $39.75 NNN $2.5M +42% +25K +38% +$16.75 +$2.0M

5. Balance Sheet Management | Extend Maturities and Reduce Leverage

Creating Financial Flexibility Through De-Levering and Maturity Extensions

Balance Sheet Management

Key Priorities

Phase 1: Extend Maturities

Already Completed

- ✓ Recast revolver with final maturity in 2030
- ✓ Extend final Term Loan maturities to 2027 and 2029

Note:
The refinancing of the 2026 bond with a new long-term bond issuance will further improve weighted average debt maturity (WADM) and will occur in Phase 2

Phase 2: Reduce Leverage

- Complete $1.2Bn of asset sales
- Repay Term Loans maturing through 2027

Results from Active Balance Sheet Management



6/30/25
PF Phase 1
PF Phase 2
Maturities through 2026 (1)
($ in millions)
$615
Term Loans
$600
Bond
$600
-
WADM
Long-term target
>5 Years
3.2 Years
3.5 Years (2)
~1 Year
>4 Years (3)
Leverage (4)
Long-term target
5.5x – 5.9x
6.0x
6.0x
~(0.5x)
Mid-5x (5)

Extending maturity and reducing leverage proactively addresses near-term uncertainty and better positions Healthcare Realty's balance sheet for future growth, optionality and financial flexibility

(1) Does not include ~$45M of Mortgage Notes maturing in 2025 and 2026
(2) Pro forma for extended maturities; as of 7/31/2025
(3) Assumes 2026 bond maturity is refinanced with new 10-year bond and near-term term loans are repaid
(4) Utilizes carrying value of debt in the calculation of net debt; for more information on the Company's calculation of leverage, please see the Company's 2Q 2025 Supplemental report for the quarter ended June 30, 2025
(5) Represents target range and includes use of disposition proceeds to pay down debt balance

23

Dividend Assessment

Dividend Assessment | Decision an Output Not an Input 25 Right-Sizing the Dividend to $0.24 per Share on a Quarterly Basis As a final part of the Strategic Plan formulation, the Board of Healthcare Realty completed a thorough and careful evaluation of the dividend given the elevated payout ratio. The end result of this analysis is the Board unanimously approved a dividend reduction of 23% to $0.24 per share on a quarterly basis. While we could maintain the current dividend and grow into a sustainable payout ratio over time, the key drivers for right-sizing the dividend are as follows: 3 Maximize our go-forward earnings potential 1 Mitigate refinancing risk on $1.4B of bonds maturing over the next 3 years with weighted average debt of 3.6%(1) Capital can be used to fund $300M of high return-on-capital investments over the next 3 years2 (1) Based on contractual interest rate

Dividend Assessment | Financial Impact

Right-Sizing the Dividend Creates the Ability to Recycle Cash Flow Accretively

Three-Year Sources & Uses

Reduction in Dividend to Fund Accretive Uses of Capital	
Per Share Annual Dividend Adjustment	$0.28
(x) Share Count (M)	~355
Annual Savings from Dividend Adjustment	$100
(x) Three-Year Savings	3x
Total Sources	**$300**

Capital to Unlock Upside in Lease-Up Portfolio	
Ready-to-Occupy Program	$100
Redevelopment Program	$200
Total Uses	**$300**

Dividend Yield



~8%
~6%
5%
HR 1.0
HR 2.0
Peer Average (1)(2)

Payout Ratio



~95%
~80%
75%
HR 1.0
HR 2.0
Peer Average (1)(3)

Right-sizing the dividend pre-funds growth capital while maintaining an attractive dividend yield in line with peers

(1) Simple average of select healthcare peers with >$10B enterprise value; list includes ARE, DOC, OHI, VTR, WELL; Source: Capital IQ as of 7/29/25
(2) Dividend Yield calculation based on FY2025E consensus dividend
(3) Payout Ratio represents consensus FY2025E dividend AFFO payout ratio

26

Value Creation Opportunity

Value Creation Opportunity | 3-Year Growth Framework

Clear Path to Create NFFO per Share Growth Over Time

We have formulated a high-level framework for **potential earnings in 3 years as a result of the Strategic Plan**. The analysis focuses on **the key earnings drivers** and is not intended to represent earnings guidance. All assumptions are subject to change and are based on the best information we have at this time. **Analysis does not include upside from accretive capital allocation**, which can drive additional accretion

			NFFO / Share Impact		
Analysis Starting Point – 2025 Revised NFFO / Share Guidance Range →			**$1.57**	**$1.61**	
Key Earnings Drivers	***Low***	***High***	***Low***	***High***	**Notes**
Base Portfolio: Annual NOI Growth	~3.0%	~4.0%	$0.18	$0.24	See footnote 1
Lease-Up Portfolio: NOI Upside	~$20M	~$40M	$0.06	$0.11	See footnote 2
Cost Savings	~$10M	~$15M	$0.03	$0.04	
Dispositions	~$1.2B of dispositions at ~7% cap rate		($0.06)	($0.06)	See footnote 3
Refinancing	6.1% all-in rate	5.4% all-in rate	($0.11)	($0.07)	See footnote 4
Single-Tenant Lease Expiration	~($7M)		($0.02)	($0.02)	See footnote 5
Analysis Ending Point – Year 3 Forecasted NFFO / Share →			**~$1.65**	**~$1.85**	

Note: For a reconciliation of the non-GAAP measures referenced herein to the most directly comparable GAAP measures, please see the Company's Supplemental report for the quarter ended June 30, 2025

(1) Includes Stabilized portfolio and currently leased portion of Lease-Up Portfolio
(2) Expected NOI upside over the next 3 years only; overall NOI upside expected to be $50M over time
(3) NFFO per share impact expected to be in 2026; ~7% cap rate based on LQA NOI at time of sale; assumes proceeds used to repay Term Loans and Revolver
(4) Includes refinancings of $600M 3.5% note maturing in 2026, $500M 3.75% note maturing in 2027, and $300M 3.63% note maturing in 2028, all assumed to be refinanced ~6 months prior to maturity by a new 10-year note
(5) Expected vacate of a ~100K SF single-tenant building in 2027

28

Value Creation Opportunity | The End Result

Significant Total Return Potential From Execution of Strategic Plan and Recovery From Depressed Multiple

While HR Trades Well Below Peers and Its Long-Term Average Today…

NTM NFFOx



10.0x
15.2x
15.9x
16.0x
HR Current[1]
Healthcare Peers[2]
Healthcare Peers 10-Year Average[2]
HR 10-Year Average

…There are Many Reasons to See a Positive Go-Forward Opportunity with HR 2.0

HR 2.0 Trajectory

	Current	HR 2.0	Results
NFFO/Sh	\$1.57 – \$1.61	~\$1.65 – ~\$1.85 [3]	*Positive growth outlook over next three years*
Leverage [4]	6.0x	Mid-5x	*Financial flexibility and stronger balance sheet*
Payout Ratio	~95%	~80%	*Excess free cash flow for high ROI opportunities*
Occupancy	~88%	92% - 93%	*Optimized utilization of capacity*
NOI Margin	~63%	65% - 66%	*Strong NOI margin*
G&A as % of EV [5]	0.51%	0.42%	*Efficient G&A structure*
Board Size	12	7	*Experienced and focused Board*

Note: For a reconciliation of the non-GAAP measures referenced herein to the most directly comparable GAAP measures, please see the Company's Supplemental report for the quarter ended June 30, 2025

(1) HR NFFO/sh based on mid-point of revised FY2025 guidance

(2) Simple average of select healthcare peers with >\$10B enterprise value; list includes ARE, DOC, OHI, VTR, WELL; Source: Capital IQ as of 7/29/25

(3) Represents the ending point of the 3-Year Forecasted NFFO/Share Growth Framework; additional detail is provided on page 28

(4) Utilizes carrying value of debt in the calculation of net debt; for more information on the Company's calculation of leverage, please see the Company's 2Q 2025 Supplemental report for the quarter ended June 30, 2025

(5) Assumes LQA G&A as a % of enterprise value; Source: Capital IQ as of 7/29/25

29

This presentation contains disclosures that are “forward-looking statements” relating to Healthcare Realty Trust Incorporated (the “Company”). Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “target,” “intend,” “plan,” “estimate,” “project,” “continue,” “should,” “could," "budget" and other comparable terms. These forward-looking statements are based on the Company's current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Such risks and uncertainties include, among other things, the following: the Company’s expected results may not be achieved; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; pandemics or other health crises; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; other legal and operational matters; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and as may be updated in the Company’s quarterly reports on Form 10-Q filed thereafter. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company's forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in the Company’s filings and reports, including, without limitation, estimates and projections regarding the performance of development projects the Company is pursuing. For a detailed discussion of the Company’s risk factors, please refer to the Company's filings with the SEC, including this report and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and as may be updated in the Company’s quarterly reports on Form 10-Q filed thereafter. 30 Forward-Looking Statement Disclaimer